UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2020

DATE OF REPORTING PERIOD: November 1, 2019 through April 30, 2020

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2020

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing more than $6.8 billion in seven closed-end funds*

*As of 4/30/2020.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder,

Welcome to your semiannual report for the six-month period ended April 30, 2020. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Finding Stable Income in a Low-Yield, High-Volatility World

For many, this appears a tall order. Traditional bond funds and passive strategies such as ETFs are likely to face headwinds in a volatile, low-rate environment. However, I believe Calamos closed-end funds are well positioned to address the search for stable income in a low yield, high volatility world. The funds are differentiated by their dynamic allocation and multi-asset class approaches, which offer considerable potential benefits for investors seeking income and capital appreciation. What’s more, our funds are actively managed and can adjust to the changing risks and opportunities in the market.

On April 1, 2020, we announced that the Fund had transitioned from a managed distribution to a level rate distribution plan effective as of March 31, 2020. This change had no impact on the Fund’s distribution rate. We believe the change allows CHW to maintain a stable level distribution sustainable over the long-term. During the period, the Fund provided a compelling monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 12.18%* on a market price basis as of April 30, 2020, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions. With the Fund’s level rate distribution policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/20 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0013 is paid from ordinary income or net realized short-term capital gains and that approximately $0.0687 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Market Review

The semiannual period brought unprecedented uncertainty to the global economy and markets. Global efforts to contain the COVID-19 pandemic resulted in severe and rapid declines in economic activity and global financial markets. The turmoil in the markets reached its height in March, with the S&P 500 falling more than 30% over just a few weeks. As investors sought safe havens and central banks lowered short-term rates, yields plummeted and the U.S. 10-year Treasury yield reached a record low. Meanwhile, oil prices slumped on the back of weak demand and geopolitics. By the end of the reporting period, market conditions had stabilized to a large extent, however. Significant market rebounds occurred during the final weeks of the period as investor sentiment improved in the wake of fiscal and monetary policy efforts.

For the semiannual period overall, equities came under the most pressure, particularly emerging market equities. Convertible securities demonstrated relative resilience, with the U.S. market posting a modest advance and the global market falling slightly. In the bond market, U.S. investment grade and short-term U.S. markets gained, benefiting from a flight to perceived safety.1

Outlook

We are confident that both the economy and markets will recover, although we cannot predict the exact timeline. Although we are in the midst of sweeping uncertainties and discouraging headlines, it is important to remember that the economy and markets have navigated many crises that seemed quite insurmountable at the time.

Countries around the world have responded to the pandemic with unprecedented global monetary and fiscal policy responses. In the U.S., the Federal Reserve and federal government have acted swiftly, increasing the likelihood for a relatively faster economic recovery. U.S. consumer balance sheets are in better shape than they were in 2008, while credit markets and the banking system are operating in an orderly fashion.

From an investment perspective, the economy and markets are unlikely to recover at the same pace. Markets are typically forward looking and have often turned the corner not when problems were fully solved but when things looked “less bad.” We’ve already seen the stock market gain ground back from March lows, and we believe better market conditions can continue, even before the pandemic is resolved and the economy is fully up and running again.

Even though market conditions have improved since late March, we expect volatility to remain very high, due to the pandemic, economic shocks and U.S. elections. This is an environment that will favor active management and security selection. As conditions change, we may see significant shifts in market leadership. We believe that our investment teams will be able to navigate these crosscurrents, drawing on our long-term perspective, risk-management experience and deep research capabilities.

Letter to Shareholders

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   3

Throughout my 50-year investing career, I have maintained that there is opportunity in every market environment. I believe this holds true. During this recent correction, many securities were sold off more severely than we believe their fundamentals warranted. Our teams sought to take advantage of these dislocations to build positions in companies, sectors and investment themes that provide attractive compensation for their potential risks. Additionally, our teams are finding many opportunities in newly issued securities. For example, as companies seek capital, high yield bonds and convertible securities are coming to market with very attractive terms.

Asset Allocation Considerations for Investors: Stay Invested and Utilize Calamos Closed-End Funds

As the global health crisis of COVID-19 has upended the global economy, many investors are understandably worried about their asset allocations. In these fast moving markets, making panicked moves or trying to time the markets is very dangerous. Markets can rise as unpredictably as they fall, but it’s impossible to predict these changes with certainty. Investors who make sudden shifts when markets are falling may find that they’ve capture the downside, only to miss the upside.

For decades, Calamos Investments has been dedicated to helping investors pursue their financial goals, including through uncertain environments. Now more than ever during this crisis, we believe the case is strong for staying invested and utilizing Calamos closed-end funds.

Calamos closed-end funds have the flexibility to invest in a wide array of securities with income and appreciation potential. These include stocks, convertible securities, high yield bonds and preferred securities. These asset classes have been less dependent on interest rates to source income. Additionally, certain Calamos closed-end funds employ alternative strategies (such as long/short equity and options writing) to source income and total returns.

Calamos closed-end funds are designed to meet the needs of long-term investors. We understand the importance that clients place on risk management, and we continually seek out ways to enhance the risk/reward characteristics of the funds. For example, the Fund’s active management of convertible securities, which combine the characteristics of stocks and traditional fixed income securities, provided the opportunity for upside participation with equity risk mitigation on the downside in March.

Calamos closed-end funds help investors stay invested for the long-term—and avoid the dangerous temptation to time the markets. Far too often, investors who make lots of short-term moves get whipsawed—they sell at the lows and miss the rebounds. This short-term mindset can have a very detrimental impact on returns.

Of course we strongly encourage you to seek out your investment professional, who can help address financial goals and risk considerations, as well as decide which Calamos closed-end funds are most appropriate for your income needs. Or visit us at www.calamos.com to learn more.

Letter to Shareholders

4   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Conclusion

I founded Calamos Investments more than 40 years ago, during the difficult financial markets of the 1970s. Throughout the years, the economic and investment landscape have changed dramatically against a backdrop of technological advancements and globalization. However, our vision has remained constant. We are dedicated to providing innovative investment approaches that help investors achieve their financial goals, including through uncertain times.

As always, we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -7.43% for the six-month period ending April 30, 2020. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned -3.16%. The MSCI Emerging Market Index is a measure of emerging market equity performance. For the six-month period, the index returned -10.39%.

The ICE BofA All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.50% for the six-month period. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -0.52% for six-month period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2020, the index returned 4.86%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned -6.60% for the six-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.58% for the six-month period.

Source: Lipper, Inc. and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed Income and Total Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

6   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/20

Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	-14.76%	-12.53%	3.56%
On NAV	-9.05%	-8.66%	4.22%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	17.5%
Consumer Discretionary	13.8
Financials	12.7
Communication Services	12.4
Health Care	10.0
Industrials	9.5
Energy	6.7
Materials	6.1
Consumer Staples	3.9
Utilities	3.5
Real Estate	1.6
Other	0.2
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income product that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe the Fund offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in multiple asset classes. We utilize a highly flexible approach by investing in equities, convertible securities and high yield bonds. We may also employ a “covered call” strategy to both mitigate equity risk and enhance income opportunities. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. We may also employ a convertible arbitrage alternative strategy, in which we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. The ability to access multiple investment strategies, sectors and regions, especially during times of market dislocation, offers tremendous advantages, as we seek to mitigate risk by avoiding overvalued areas, while seizing upon opportunities in undervalued spaces.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. The allocation to each asset class and strategy is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining asset classes and strategies, we have the ability to fine-tune our positioning to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. For the period, our participation in equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in foreign corporations. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned -9.05% on a net asset value (NAV) basis for the six-month period ended April 30, 2020. On a market price basis, the Fund returned -14.76%. For the sake of comparison with the broader global markets, the MSCI EAFE Index returned -14.00%, the MSCI World Index returned -7.03%, and the S&P 500 Index declined -3.16% during the period.

At the end of the reporting period, the Fund’s shares traded at a -3.55% discount to NAV.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs, as shareholders often times source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long-term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the six-month period.

On April 1, 2020, the Fund announced the change to a “Level Rate Distribution Policy.” This change had no impact on the Fund’s distribution rate. We believe this change allows CHW to continue to maintain a stable level distribution sustainable over the long-term. In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 12.88% of market price as of April 30, 2020.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2020, the dividend yield of S&P 500 Index stocks averaged approximately 2.16%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 0.64% and 1.28%, respectively.

ASSET ALLOCATION AS OF 4/30/20

8   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion

What factors influenced performance over the reporting period?

The outbreak of the COVID-19 virus had a devastating impact on financial markets and global economies, as all sectors comprising the MSCI ACWI Index reflected the very challenging conditions. On the policy front, the Federal Reserve took aggressive actions to support the economy and stabilize markets, including an emergency interest rate cut, increased repo operations and significant asset purchases in the open market. From a fiscal perspective, Congress approved a multi-trillion dollar stimulus package with provisions to help individuals, businesses and municipalities. U.S. economic readings indicated the rapid toll on economic activity, with consumer confidence and employment figures heading south following years of improvement over this extended cycle.

The Fund has the ability to invest in a range of strategies including convertible securities, high yield as well as U.S. and global equities. This enables the Fund to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we can attempt to mitigate financial markets’ risk from COVID-19 by adjusting our exposures across these multiple strategies. This flexibility should be helpful as we seek to mitigate risk in vulnerable areas of the financial markets, and take advantage of opportunities in the midst of economic recovery.

The Fund’s U.S. equity sleeve outperformed relative to the S&P 500 Index, as selection in financials (specifically avoiding regional banks) contributed to performance. In addition, our selection and underweight in real estate, namely no exposure to retail REITs, was additive.

Conversely, our selection in industrials (aerospace & defense) impeded performance relative to the index. In addition, our selection and underweight in information technology (specifically in technology hardware, storage & peripherals) was not helpful.

The Fund’s global equity sleeve outperformed relative to the MSCI World Index. Our selection and overweight in consumer discretionary, notably in automobile manufacturers, was helpful. Our selection and underweight in financials, namely in diversified banks, also proved beneficial.

Conversely, an overweight in multi-utilities within the utilities sector held back performance. In addition, our selection in information technology, specifically an underweight and selection in systems software, weighed on results.

The Fund’s international sleeve outperformed relative to the MSCI EAFE Index. Our overweight and selection in materials, namely gold, was beneficial relative to the index. An overweight and selection in communication services, in interactive home entertainment in particular, was also helpful. From a regional standpoint, an overweight allocation and security selection in the U.S. added value. In addition, the Fund benefitted from favorable security selection in Emerging Asia.

Conversely, an overweight and selection in health care, specifically in pharmaceuticals, impeded performance relative to the MSCI EAFE Index. In addition, our overweight in energy, notably in oil & gas drilling, hindered returns. From a regional perspective, an underweight toward Japan detracted from relative performance. In addition, selection in EMEA lagged.

Convertible Arbitrage entails owning a convertible bond long and then shorting its underlying stock. It is employed as a strategy to enhance returns. The strategy benefitted from increasing volatility, though this benefit was offset somewhat by widening credit spreads. According to Bloomberg Barclays, high yield credit spreads widened from 415 basis points to 766 basis points during the six-month period.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   9

During the period, we were able to invest in robust new convertible issuance that offered favorable terms and valuations. Per ICE BofA, the U.S. has seen $26.4 billion in new issuance so far in 2020 through April 30. Annualized, this would put 2020 U.S. issuance on track to exceed $79.2 billion and would be the highest annual issuance witnessed since 2007.

How is the Fund positioned?

Given the enormous pressure that companies are under because of the COVID-19 outbreak, we maintained a preference for larger-cap, growth-oriented companies with global presence and geographically diversified revenue streams. In keeping with an emphasis on risk management, we focus on companies that we believe have respectable balance sheets, solid free cash flows, and reliable debt servicing. We believe these qualities will be essential for companies to be successful going forward during the ultimate economic recovery.

Our heaviest allocations reside within the information technology, consumer services and financials sectors. We believe that these sectors should perform well as the market re-engages growth, and the U.S. consumer has more opportunities to access goods as the economy reopens. We also believe that businesses and individuals will remain focused on productivity enhancements in a post-Covid-19 environment, thereby stimulating demand for both technology and communication services. As an example, the contract tracing initiative presents opportunities in these sectors. We believe that financials remain an attractive sector, especially large-cap banks that have been able to weather the market disruptions and have the resources take advantage of recovery opportunities. With relatively high current yields, they also offer compelling income sources given the current low-interest-rate environment.

We see a return to growth regarding the global economy, as many countries revive from the paralysis of COVID-19. We maintain a heavier weighting in the U.S. where we favor quality growth companies with healthy balance sheets, strong brands, free cash flows and experienced management. We seek to invest in businesses poised to benefit from re-emergence of U.S. consumers with their optimism and spending power. We also see opportunities available outside the U.S., as Asia/Pacific and Europe each make up approximately 20% of our portfolio, and represent attractive valuations post COVID-19.

Conversely, our weights in real estate and utilities are notably below the index weighting, as we do not see these areas of the global economy realizing optimal growth.

The average credit quality of rated securities within the portfolio is approximately BB, which is higher than the Credit Suisse High Yield index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors. Our holdings in credits that are CCC or below is approximately 4%.

As the financial markets begin to recover, we believe this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets improve. As of April 30, 2020, our amount of leveraged assets was approximately 30%.

10   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

What are your closing thoughts for Fund shareholders?

Given our outlook for eventual recovery from the market lows of March, the Fund’s ability to invest in a myriad of securities that offer exposure to multiple sectors and global regions will be paramount as we seek to both mitigate risk and optimize opportunities for our shareholders

We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the U.S. and global economies. Accordingly, we will keep that catalyst top of mind. We believe Fed actions and government fiscal policies will be extremely accommodative to economic recovery going forward. We are hopeful that we will begin to see a normalization of social activities later this year that will serve as a positive impetus to economic revitalization. To optimize returns, it is imperative to conduct an ongoing risk assessment during times of continued market volatility.

We must consider the coronavirus pandemic’s impacts on all aspects of economic activity, alongside policy actions and the path of corporate earnings, when analyzing global equities. Global monetary policy is extremely accommodative and the major central banks have taken aggressive actions to address the effects of reduced economic activity and heightened uncertainty. Against this challenging backdrop, we do see opportunities in global stocks, reflective of abundant global liquidity, a record level of coordinated stimulus, and the potential for virus mitigation and vaccine development. Despite these potential positives, we are mindful that markets will likely remain volatile, and we remain closely attuned to the near-term risks. We believe our active, risk-managed investment approach positions us to take advantage of the volatility, as well as opportunities in global equities and convertible securities.

Investment Team Discussion

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (20.8%)
Airlines (0.0%)
130,302	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$112,722

Communication Services (3.2%)
235,000	Altice France, SAµ* 7.375%, 05/01/26	246,066
350,000	Arrow Bidco, LLC* 9.500%, 03/15/24	193,849
265,000	Ashtead Capital, Inc.µ* 4.000%, 05/01/28	253,536
	CenturyLink, Inc.µ*
310,000	4.000%, 02/15/27	303,943
140,000	5.125%, 12/15/26	134,234
215,000	Consolidated Communications, Inc.µ 6.500%, 10/01/22	195,405
	CSC Holdings, LLCµ*
460,000	5.500%, 05/15/26	478,745
410,000	5.500%, 04/15/27	427,372
300,000	5.750%, 01/15/30	312,558
356,000	Cumulus Media New Holdings, Inc.µ* 6.750%, 07/01/26	290,852
206,000	Diamond Sports Group, LLC / Diamond Sports Finance Companyµ* 5.375%, 08/15/26	157,155
1,556,000	Embarq Corp.µ 7.995%, 06/01/36	1,628,268
	Entercom Media Corp.*
390,000	6.500%, 05/01/27µ	287,249
234,000	7.250%, 11/01/24	147,847
	Frontier Communications Corp.@
689,000	7.625%, 04/15/24	196,210
385,000	11.000%, 09/15/25	120,696
340,000	10.500%, 09/15/22	104,989
210,000	8.500%, 04/01/26*	194,391
140,000	8.000%, 04/01/27*	143,093
90,000	7.125%, 01/15/23	24,487
69,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.µ* 5.250%, 12/01/27	70,979
220,000	Gray Television, Inc.µ* 7.000%, 05/15/27	221,929
	Hughes Satellite Systems Corp.µ
80,000	5.250%, 08/01/26	84,488
63,000	6.625%, 08/01/26	67,507
115,000	iHeartCommunications, Inc. 8.375%, 05/01/27	96,185
	Intelsat Jackson Holdings, SA
505,000	9.750%, 07/15/25*	293,266
241,000	8.000%, 02/15/24µ*	246,676
130,000	5.500%, 08/01/23	71,012
200,000	LCPR Senior Secured Financing DACµ* 6.750%, 10/15/27	210,480

PRINCIPAL AMOUNT		VALUE
	Netflix, Inc.µ
1,450,000	5.375%, 02/01/21	$1,482,393
723,000	3.625%, 06/15/25*	732,020
200,000	4.875%, 06/15/30*	214,719
477,000	Scripps Escrow, Inc.µ* 5.875%, 07/15/27	407,174
345,000	Sirius XM Radio, Inc.µ* 4.625%, 07/15/24	352,664
	Sprint Corp.µ
830,000	7.125%, 06/15/24	932,820
300,000	7.875%, 09/15/23	337,788
215,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	223,901
	Telesat Canada / Telesat, LLCµ*
223,000	4.875%, 06/01/27	217,703
125,000	6.500%, 10/15/27	118,541
400,000	United States Cellular Corp.µ 6.700%, 12/15/33	422,646
	Windstream Services, LLC / Windstream Finance Corp.@
115,000	7.750%, 10/01/21	3,909
42,000	10.500%, 06/30/24*	2,421
		12,652,166

Consumer Discretionary (3.0%)
126,000	Asbury Automotive Group, Inc.µ* 4.500%, 03/01/28	105,841
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	167,947
163,000	9.875%, 04/01/27	157,432
315,000	Beverages & More, Inc.* 11.500%, 06/15/22	174,667
355,000	Boyd Gaming Corp.µ 6.000%, 08/15/26	321,579
450,000	Caesars Resort Collection, LLC / CRC Finco, Inc.µ* 5.250%, 10/15/25	354,472
	CCO Holdings, LLC / CCO Holdings Capital Corp.µ*
735,000	5.125%, 05/01/27	768,075
125,000	5.000%, 02/01/28	129,062
207,000	Cedar Fair, LPµ* 5.250%, 07/15/29	178,205
	Century Communities, Inc.µ
345,000	6.750%, 06/01/27	303,034
190,000	5.875%, 07/15/25	175,772
550,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	512,952
346,000	DISH DBS Corp.µ 7.750%, 07/01/26	341,369
	ESH Hospitality, Inc.µ*
215,000	5.250%, 05/01/25	202,385
138,000	4.625%, 10/01/27	125,085

Schedule of Investments April 30, 2020 (Unaudited)

12 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Expedia Group, Inc.*
135,000	7.000%, 05/01/25	$138,147
85,000	6.250%, 05/01/25	86,697
	Ford Motor Companyµ
890,000	8.500%, 04/21/23	882,738
59,000	9.625%, 04/22/30	58,086
50,000	9.000%, 04/22/25	48,741
	Ford Motor Credit Company, LLCµ
350,000	4.063%, 11/01/24	307,169
315,000	4.134%, 08/04/25	272,642
315,000	3.664%, 09/08/24	273,459
55,000	Gap, Inc.* 8.375%, 05/15/23	57,630
350,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	344,340
550,000	goeasy, Ltd.µ* 5.375%, 12/01/24	492,838
500,000	Guitar Center, Inc.* 9.500%, 10/15/21	350,522
69,000	Installed Building Products, Inc.µ* 5.750%, 02/01/28	66,378
345,000	International Game Technology, PLCµ* 6.250%, 01/15/27	335,512
245,000	L Brands, Inc.µ 6.875%, 11/01/35	182,037
	M/I Homes, Inc.µ
340,000	5.625%, 08/01/25	313,725
205,000	4.950%, 02/01/28*	180,595
	Mattel, Inc.µ*
320,000	6.750%, 12/31/25	325,576
135,000	5.875%, 12/15/27	132,136
350,000	Mclaren Finance, PLC* 5.750%, 08/01/22	233,166
55,000	MGM Resorts International 6.750%, 05/01/25	53,775
68,000	Michaels Stores, Inc.* 8.000%, 07/15/27	47,513
252,000	Newell Brands, Inc.µ 4.700%, 04/01/26	255,484
30,000	Nordstrom, Inc.µ* 8.750%, 05/15/25	32,158
	Penske Automotive Group, Inc.µ
345,000	5.500%, 05/15/26	320,624
160,000	5.375%, 12/01/24	149,277
850,000	Rite Aid Corp.µ* 6.125%, 04/01/23	778,562
205,000	Salem Media Group, Inc.µ* 6.750%, 06/01/24	165,216
345,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.µ* 4.875%, 11/01/27	305,294
207,000	Taylor Morrison Communities, Inc.µ* 5.750%, 01/15/28	187,878

PRINCIPAL AMOUNT		VALUE
345,000	Twin River Worldwide Holdings, Inc.µ* 6.750%, 06/01/27	$275,224
120,679	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	96,946
57,000	Vail Resorts, Inc.* 6.250%, 05/15/25	58,882
295,000	VOC Escrow, Ltd.µ* 5.000%, 02/15/28	232,413
		12,059,257

Consumer Staples (0.9%)
210,000	Dean Foods Company*@ 6.500%, 03/15/23	6,618
215,000	Energizer Holdings, Inc.µ* 6.375%, 07/15/26	221,539
340,000	Fresh Market, Inc.* 9.750%, 05/01/23	217,017
	JBS USA LUX, SA / JBS USA Finance, Inc.µ*
760,000	5.875%, 07/15/24	777,506
525,000	6.750%, 02/15/28	563,359
109,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	116,094
	New Albertson’s, Inc.
174,000	7.750%, 06/15/26	177,911
67,000	8.000%, 05/01/31	68,589
	Pilgrim’s Pride Corp.µ*
405,000	5.875%, 09/30/27	413,051
145,000	5.750%, 03/15/25	146,670
	Post Holdings, Inc.µ*
310,000	5.750%, 03/01/27	318,623
72,000	5.625%, 01/15/28	73,354
291,000	Simmons Foods, Inc.µ* 7.750%, 01/15/24	306,125
	Vector Group, Ltd.µ*
200,000	6.125%, 02/01/25	194,250
140,000	10.500%, 11/01/26	131,400
		3,732,106

Energy (1.8%)
210,000	Apergy Corp.µ 6.375%, 05/01/26	172,457
210,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	5,417
	Buckeye Partners, LPµ
205,000	3.950%, 12/01/26	187,111
135,000	5.850%, 11/15/43	97,766
	Calfrac Holdings, LP*
143,000	8.500%, 06/15/26	9,048
75,900	10.875%, 03/15/26	40,059
592,000	California Resources Corp.* 8.000%, 12/15/22	21,078

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
350,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	$8,095
295,000	Cheniere Energy Partners, LPµ 5.625%, 10/01/26	284,358
167,000	Chesapeake Energy Corp.* 11.500%, 01/01/25	4,850
115,000	Continental Resources, Inc. 3.800%, 06/01/24	95,989
410,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	195,197
	Denbury Resources, Inc.
330,000	7.750%, 02/15/24*	58,748
130,000	9.250%, 03/31/22*	23,825
84,000	5.500%, 05/01/22	2,021
135,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	14,444
200,000	eG Global Finance, PLCµ* 6.750%, 02/07/25	181,231
615,000	Energy Transfer Operating, LP‡ 4.781%, 11/01/66 3 mo. USD LIBOR + 3.02%	347,272
	EnLink Midstream Partners, LP
344,000	4.850%, 07/15/26	213,965
330,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	84,694
	EP Energy, LLC / Everest Acquisition Finance, Inc.*@
255,000	9.375%, 05/01/24	4,737
166,000	7.750%, 05/15/26	20,537
	EQT Corp.µ
220,000	7.000%, 02/01/30	207,601
90,000	6.125%, 02/01/25	86,454
293,000	Genesis Energy, LP / Genesis Energy Finance Corp.µ 6.250%, 05/15/26	245,336
	Gulfport Energy Corp.
325,000	6.375%, 05/15/25	154,351
225,000	6.000%, 10/15/24	112,474
66,000	Hess Midstream Operations, LPµ* 5.125%, 06/15/28	58,165
94,000	HighPoint Operating Corp. 7.000%, 10/15/22	27,952
68,000	Holly Energy Partners, LP / Holly Energy Finance Corp.µ* 5.000%, 02/01/28	61,795
135,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	55,179
480,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	67,927
350,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.µ* 6.000%, 08/01/26	283,194

PRINCIPAL AMOUNT		VALUE
555,000	McDermott Technology Americas, Inc. / McDermott Technology U.S., Inc.*@ 10.625%, 05/01/24	$28,347
	Moss Creek Resources Holdings, Inc.*
135,000	10.500%, 05/15/27	50,530
135,000	7.500%, 01/15/26	45,710
135,000	Murphy Oil Corp. 5.875%, 12/01/27	92,142
125,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	24,517
200,000	NuStar Logistics, LPµ 4.750%, 02/01/22	185,022
170,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	22,363
365,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	260,597
205,000	Parkland Fuel Corp.µ* 5.875%, 07/15/27	198,009
270,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	187,753
1,000,000	Reliance Holding USA, Inc.* 5.400%, 02/14/22	1,040,395
850,000	Reliance Industries, Ltd.* 4.125%, 01/28/25	881,879
275,000	SESI, LLC 7.750%, 09/15/24	57,183
150,000	SM Energy Company 6.750%, 09/15/26	41,017
	Transocean, Inc.*
190,000	7.500%, 01/15/26	72,312
130,000	8.000%, 02/01/27	50,755
365,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	193,726
135,000	Viper Energy Partners, LPµ* 5.375%, 11/01/27	120,261
385,000	W&T Offshore, Inc.* 9.750%, 11/01/23	127,108
128,000	Weatherford International, Ltd.µ* 11.000%, 12/01/24	94,961
260,000	Whiting Petroleum Corp.@ 6.625%, 01/15/26	26,611
		7,234,525

Financials (3.7%)
877,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	788,384
136,000	AG Issuer, LLCµ* 6.250%, 03/01/28	119,827
400,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	399,536

Schedule of Investments April 30, 2020 (Unaudited)

14 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
300,000	Ally Financial, Inc.µ 8.000%, 11/01/31	$367,405
540,000	Amwins Group, Inc.µ* 7.750%, 07/01/26	558,398
865,000	Ardonagh Midco 3, PLCµ* 8.625%, 07/15/23	799,039
615,000	AssuredPartners, Inc.* 7.000%, 08/15/25	574,278
190,000	Bank of America Corp.µ‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	171,007
620,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLCµ* 5.750%, 05/15/26	500,886
	Credit Acceptance Corp.µ
350,000	6.625%, 03/15/26	315,466
237,000	5.125%, 12/31/24*	208,671
345,000	Donnelley Financial Solutions, Inc.µ 8.250%, 10/15/24	321,643
220,000	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 13.750% PIK rate	133,344
417,000	Greystar Real Estate Partners, LLCµ* 5.750%, 12/01/25	383,090
	HAT Holdings I, LLC / HAT Holdings II, LLCµ*
205,000	5.250%, 07/15/24	204,583
57,000	6.000%, 04/15/25	57,084
1,140,000	HUB International, Ltd.* 7.000%, 05/01/26	1,137,082
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.µ
325,000	5.250%, 05/15/27	309,290
36,000	4.750%, 09/15/24	34,201
500,000	ILFC E-Capital Trust II*‡ 3.570%, 12/21/65 3 mo. USD LIBOR + 1.80%	250,058
620,000	Iron Mountain, Inc.µ* 5.250%, 03/15/28	608,291
	Jefferies Finance, LLC / JFIN Co-Issuer Corp.µ*
914,000	7.250%, 08/15/24	822,486
350,000	6.250%, 06/03/26	318,077
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ*
325,000	5.250%, 10/01/25	236,845
62,000	4.250%, 02/01/27	44,413
260,000	Level 3 Financing, Inc.µ 5.375%, 05/01/25	264,277
640,000	LPL Holdings, Inc.µ* 5.750%, 09/15/25	634,979
645,000	MetLife, Inc.µ 6.400%, 12/15/66	716,053

PRINCIPAL AMOUNT		VALUE
	Navient Corp.µ
623,000	5.000%, 03/15/27	$526,591
275,000	6.750%, 06/25/25	255,157
290,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	284,752
345,000	Radian Group, Inc.µ 4.875%, 03/15/27	307,790
375,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	379,933
	Springleaf Finance Corp.µ
497,000	6.875%, 03/15/25	470,450
350,000	7.125%, 03/15/26	327,442
69,000	6.625%, 01/15/28	61,009
365,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	313,418
170,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	167,981
120,000	Tronox Finance, PLCµ* 5.750%, 10/01/25	109,814
	VICI Properties, LP / VICI Note Company, Inc.µ*
272,000	3.750%, 02/15/27	253,186
152,000	4.625%, 12/01/29	140,605
		14,876,821

Health Care (2.3%)
400,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	383,330
500,000	Bausch Health Americas, Inc.µ* 8.500%, 01/31/27	551,562
	Centene Corp.µ*
1,435,000	4.750%, 01/15/25	1,480,310
276,000	4.250%, 12/15/27	289,233
	CHS/Community Health Systems, Inc.
1,135,000	8.125%, 06/30/24*	760,802
295,000	8.000%, 03/15/26*	283,339
225,000	6.250%, 03/31/23µ	211,788
500,000	DaVita, Inc.µ 5.125%, 07/15/24	508,180
385,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.µ* 6.000%, 07/15/23	289,495
	HCA, Inc.µ
500,000	5.375%, 02/01/25	538,565
315,000	7.500%, 11/06/33	358,917
480,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	138,156
305,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	168,514

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
	Tenet Healthcare Corp.µ
605,000	6.250%, 02/01/27*	$597,090
365,000	6.875%, 11/15/31	315,608
345,000	4.875%, 01/01/26*	342,497
	Teva Pharmaceutical Finance Netherlands III, BVµ
885,000	2.800%, 07/21/23	815,019
495,000	6.000%, 04/15/24	493,745
90,000	2.200%, 07/21/21	87,879
645,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	607,835
		9,221,864

Industrials (2.9%)
450,000	ACCO Brands Corp.µ* 5.250%, 12/15/24	447,466
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLCµ
340,000	4.625%, 01/15/27*	342,271
207,000	4.875%, 02/15/30*	210,135
150,000	5.750%, 03/15/25	154,124
	Allison Transmission, Inc.µ*
275,000	4.750%, 10/01/27	257,822
165,000	5.000%, 10/01/24	159,780
70,000	5.875%, 06/01/29	68,063
	American Airlines Group, Inc.*
280,000	5.000%, 06/01/22	159,305
200,000	3.750%, 03/01/25	93,898
475,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	445,272
	Avolon Holdings Funding, Ltd.µ*
137,000	5.250%, 05/15/24	120,990
115,000	2.875%, 02/15/25	95,192
365,000	Beacon Roofing Supply, Inc.µ* 4.875%, 11/01/25	322,678
207,000	Cascades, Inc. /Cascades USA, Inc.µ* 5.125%, 01/15/26	208,545
	Covanta Holding Corp.µ
425,000	5.875%, 03/01/24	421,538
70,000	5.875%, 07/01/25	67,791
390,000	Delphi Technologies, PLCµ* 5.000%, 10/01/25	365,149
57,000	Delta Air Lines, Inc.µ* 7.000%, 05/01/25	58,539
140,000	EnerSysµ* 4.375%, 12/15/27	135,829
590,000	Fly Leasing, Ltd.µ 5.250%, 10/15/24	483,747
	Golden Nugget, Inc.*
375,000	8.750%, 10/01/25	216,986
370,000	6.750%, 10/15/24	292,256
140,000	Granite US Holdings Corp.* 11.000%, 10/01/27	119,374

PRINCIPAL AMOUNT		VALUE
175,000	Graphic Packaging International, LLCµ* 4.750%, 07/15/27	$181,198
200,000	Great Lakes Dredge & Dock Corp.µ 8.000%, 05/15/22	204,420
480,000	H&E Equipment Services, Inc.µ 5.625%, 09/01/25	457,834
340,000	Herc Holdings, Inc.µ* 5.500%, 07/15/27	322,740
	Hertz Corp.*
275,000	6.000%, 01/15/28	50,256
171,000	7.625%, 06/01/22	65,352
	Howmet Aerospace, Inc.µ
200,000	5.125%, 10/01/24	193,595
103,000	6.875%, 05/01/25	105,555
400,000	Jeld-Wen, Inc.µ* 4.625%, 12/15/25	360,844
138,000	KeHE Distributors, LLC / KeHE Finance Corp.µ* 8.625%, 10/15/26	146,461
560,000	Meritor, Inc.µ 6.250%, 02/15/24	551,253
170,000	Moog, Inc.µ* 4.250%, 12/15/27	160,366
340,000	Nationstar Mortgage Holdings, Inc.µ* 6.000%, 01/15/27	292,827
	Navistar International Corp.µ*
230,000	6.625%, 11/01/25	197,338
113,000	9.500%, 05/01/25	118,595
272,000	Novelis Corp.µ* 4.750%, 01/30/30	241,581
530,000	Park-Ohio Industries, Inc.µ 6.625%, 04/15/27	408,884
140,000	Patrick Industries, Inc.µ* 7.500%, 10/15/27	131,776
185,000	Scientific Games International, Inc.µ* 5.000%, 10/15/25	161,757
	Station Casinos, LLCµ*
400,000	4.500%, 02/15/28	320,538
343,000	5.000%, 10/01/25	286,256
205,000	Tennant Companyµ 5.625%, 05/01/25	205,333
200,000	TransDigm UK Holdings, PLCµ 6.875%, 05/15/26	174,259
	TransDigm, Inc.µ
205,000	7.500%, 03/15/27	187,124
200,000	6.250%, 03/15/26*	196,962
140,000	United Rentals North America, Inc.µ 6.500%, 12/15/26	146,992
195,000	Waste Pro USA, Inc.µ* 5.500%, 02/15/26	194,780
350,000	XPO Logistics, Inc.µ* 6.750%, 08/15/24	361,246
		11,672,872

Schedule of Investments April 30, 2020 (Unaudited)

16 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Information Technology (0.8%)
1,505,000	CDW, LLC / CDW Finance Corp.µ 4.125%, 05/01/25	$1,521,103
1,425,000	Dell International, LLC / EMC Corp.µ* 5.450%, 06/15/23	1,507,472
		3,028,575

Information Technology (0.4%)
140,000	CDK Global, Inc.µ* 5.250%, 05/15/29	142,807
200,000	CommScope Technologies, LLCµ* 6.000%, 06/15/25	178,496
310,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	336,569
138,000	Fair Isaac Corp.µ* 4.000%, 06/15/28	137,252
207,000	MTS Systems Corp.µ* 5.750%, 08/15/27	195,972
204,000	Open Text Corp.µ* 3.875%, 02/15/28	199,580
420,000	Vericast Corp.µ* 8.375%, 08/15/22	305,938
		1,496,614

Materials (1.1%)
140,000	Allegheny Technologies, Inc.µ 5.875%, 12/01/27	117,524
195,000	ArcelorMittal, SAµ 7.000%, 10/15/39	204,601
300,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.µ* 6.000%, 02/15/25	301,056
140,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	123,315
67,000	Compass Minerals International, Inc.µ* 6.750%, 12/01/27	66,412
200,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	181,926
	Freeport-McMoRan, Inc.µ
125,000	5.450%, 03/15/43	115,253
115,000	5.400%, 11/14/34	107,280
900,000	Fresnillo, PLC 5.500%, 11/13/23	944,829
400,000	INEOS Group Holdings, SAµ* 5.625%, 08/01/24	388,594
215,000	JW Aluminum Continuous Cast Companyµ* 10.250%, 06/01/26	221,125
	Kaiser Aluminum Corp.µ*
200,000	4.625%, 03/01/28	186,893
111,000	6.500%, 05/01/25	113,214

PRINCIPAL AMOUNT		VALUE
70,000	Mineral Resources, Ltd.µ* 8.125%, 05/01/27	$71,892
335,000	New Gold, Inc.µ* 6.375%, 05/15/25	323,238
69,000	Norbord, Inc.µ* 5.750%, 07/15/27	63,236
560,000	PBF Holding Company, LLC / PBF Finance Corp.µ 7.250%, 06/15/25	430,461
56,000	Polyone Corp.* 5.750%, 05/15/25	56,739
200,000	Silgan Holdings, Inc.µ* 4.125%, 02/01/28	197,048
201,000	Univar Solutions USA, Inc.µ* 5.125%, 12/01/27	200,057
		4,414,693

Real Estate (0.3%)
360,000	CBL & Associates, LP 5.250%, 12/01/23	98,266
	Forestar Group, Inc.µ*
345,000	8.000%, 04/15/24	340,456
187,000	5.000%, 03/01/28	163,662
400,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	408,624
345,000	Service Properties Trustµ 4.350%, 10/01/24	290,174
		1,301,182

Utilities (0.4%)
	NRG Energy, Inc.µ
228,000	5.750%, 01/15/28	246,532
175,000	6.625%, 01/15/27	187,089
475,000	PPL Capital Funding, Inc.µ‡ 4.040%, 03/30/67 3 mo. USD LIBOR + 2.67%	360,470
	Talen Energy Supply, LLCµ*
140,000	10.500%, 01/15/26	115,724
70,000	7.250%, 05/15/27	69,442
360,000	TerraForm Power Operating, LLCµ* 5.000%, 01/31/28	378,592
305,000	Vistra Energy Corp.µ* 8.125%, 01/30/26	320,127
		1,677,976
	Total Corporate Bonds (Cost $97,869,247)	83,481,373

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT			VALUE

Convertible Bonds (26.5%)
Communication Services (2.6%)
325,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	$366,946
100,000	EUR	Cellnex Telecom, SAµ 1.500%, 01/16/26	168,466
20,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	199,961
196,000		GCI Liberty, Inc.µ* 1.750%, 09/30/46	271,148
250,000		IAC FinanceCo 3, Inc.µ* 2.000%, 01/15/30	261,290
130,000		Intelsat, SA 4.500%, 06/15/25	24,612
185,000		iQIYI, Inc. 2.000%, 04/01/25	156,057
285,000		Liberty Media Corp.µ 1.375%, 10/15/23	297,369
153,000		Liberty Media Corp. / Liberty Formula Oneµ 1.000%, 01/30/23	161,244
1,725,000		Live Nation Entertainment, Inc.µ 2.500%, 03/15/23	1,656,241
4,336,000		Sea, Ltd.* 1.000%, 12/01/24	5,580,909
		Snap, Inc.µ*
544,000		0.750%, 08/01/26	563,796
99,000		0.250%, 05/01/25	104,231
490,000		Twitter, Inc. 0.250%, 06/15/24	461,854
165,000		Zynga, Inc.µ* 0.250%, 06/01/24	183,756
			10,457,880

Consumer Discretionary (7.5%)
152,000		Baozun, Inc. 1.625%, 05/01/24	130,845
2,780,000		Booking Holdings, Inc.µ* 0.750%, 05/01/25	3,144,013
2,953,000		Burlington Stores, Inc.µ* 2.250%, 04/15/25	3,151,131
526,000		Callaway Golf Company* 2.750%, 05/01/26	546,751
1,918,000		Carnival Corp.µ* 5.750%, 04/01/23	3,248,651
2,000,000	HKD	China Yuhua Education Corp, Ltd. 0.900%, 12/27/24	307,271
100,000	EUR	Delivery Hero, SEµ 0.250%, 01/23/24	115,014
1,630,000		Dick’s Sporting Goods, Inc.µ* 3.250%, 04/15/25	1,740,538
		DISH Network Corp.
705,000		2.375%, 03/15/24	594,815
331,000		3.375%, 08/15/26	271,640

PRINCIPAL AMOUNT			VALUE
780,000		Farfetch, Ltd.µ* 3.750%, 05/01/27	$828,960
170,000		Guess, Inc.* 2.000%, 04/15/24	106,477
		Liberty Interactive, LLC
345,000		3.750%, 02/15/30	228,449
330,000		4.000%, 11/15/29	222,610
4,365,000		NIO, Inc. 4.500%, 02/01/24	2,297,867
117,000		Pinduoduo, Inc.* 0.000%, 10/01/24	149,642
190,000		RHµ 0.000%, 06/15/23	186,035
168,500	EUR	SEB, SA 0.000%, 11/17/21	329,864
200,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	202,940
		Tesla, Inc.µ
4,149,000		2.375%, 03/15/22	10,358,373
132,000		2.000%, 05/15/24	340,398
1,814,000		Winnebago Industries, Inc.* 1.500%, 04/01/25	1,743,753
			30,246,037

Consumer Staples (1.0%)
800,000		Carrefour, SAµ 0.000%, 03/27/24	758,372
		Premium Brands Holdings Corp.
2,074,000	CAD	4.600%, 12/31/23	1,467,825
1,853,000	CAD	4.650%, 04/30/21	1,402,979
179,000		Turning Point Brands, Inc.* 2.500%, 07/15/24	141,751
			3,770,927

Energy (1.4%)
124,000		Denbury Resources, Inc.* 6.375%, 12/31/24	54,902
3,300,000		Nabors Industries, Inc. 0.750%, 01/15/24	362,406
785,000		Scorpio Tankers, Inc. 3.000%, 05/15/22	750,028
		SunEdison, Inc.@
2,261,000		0.250%, 01/15/20	60,889
275,000		2.000%, 10/01/18	7,406
5,800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	4,498,364
			5,733,995

Financials (0.8%)
600,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	604,620
880,000		AXA, SAµ* 7.250%, 05/15/21	773,124

Schedule of Investments April 30, 2020 (Unaudited)

18 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
600,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	$519,278
200,000		JPMorgan Chase Bank, N.A.µ 0.000%, 08/07/22	226,852
300,000	EUR	LEG Immobilien, AGµ 0.875%, 09/01/25	376,641
350,000		Prospect Capital Corp. 4.950%, 07/15/22	335,302
210,000		Starwood Property Trust, Inc. 4.375%, 04/01/23	183,248
			3,019,065

Health Care (2.9%)
277,000		BioMarin Pharmaceutical, Inc.µ 1.500%, 10/15/20	300,999
3,275,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	1,794,021
135,000		Coherus Biosciences, Inc.µ* 1.500%, 04/15/26	144,111
91,000		DexCom, Inc.µ 0.750%, 12/01/23	190,663
1,179,000		Exact Sciences Corp.µ 0.375%, 03/15/27	1,152,355
100,000	EUR	GN Store Nord, A/S 0.000%, 05/21/24	108,314
73,000		Innoviva, Inc.µ 2.500%, 08/15/25	78,860
2,320,000		Insulet Corp.µ* 0.375%, 09/01/26	2,604,617
260,000		Luckin Coffee, Inc.* 0.750%, 01/15/25	88,400
934,000		NanoString Technologies, Inc.µ* 2.625%, 03/01/25	907,451
587,000		Natera, Inc.µ* 2.250%, 05/01/27	693,611
135,000		Neurocrine Biosciences, Inc.µ 2.250%, 05/15/24	190,011
87,000		Nevro Corp.µ 2.750%, 04/01/25	117,111
		NuVasive, Inc.µ
165,000		0.375%, 03/15/25*	152,611
85,000		2.250%, 03/15/21	98,672
135,000		Pacira BioSciences, Inc.µ 2.375%, 04/01/22	137,300
2,035,000		Repligen Corp.µ 0.375%, 07/15/24	2,412,737
171,000		Tabula Rasa HealthCare, Inc.µ* 1.750%, 02/15/26	189,790
300,000		WuXi AppTec Company, Ltd. 0.000%, 09/17/24	362,424
			11,724,058

PRINCIPAL AMOUNT			VALUE

Industrials (1.1%)
30,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	$279,200
20,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	191,587
115,000		Patrick Industries, Inc. 1.000%, 02/01/23	94,989
3,172,000		Southwest Airlines Company 1.250%, 05/01/25	3,487,614
100,000	EUR	Symrise, AGµ 0.238%, 06/20/24	131,221
200,000		Vinci, SAµ 0.375%, 02/16/22	227,158
			4,411,769

Information Technology (7.0%)
311,000		8x8, Inc.µ 0.500%, 02/01/24	290,595
190,000		Akamai Technologies, Inc.µ 0.125%, 05/01/25	225,350
		Alteryx, Inc.µ*
165,000		1.000%, 08/01/26	157,134
165,000		0.500%, 08/01/24	157,695
165,000		Coupa Software, Inc.µ* 0.125%, 06/15/25	210,771
162,000		CyberArk Software, Ltd.µ* 0.000%, 11/15/24	150,865
185,000		DocuSign, Inc.µ 0.500%, 09/15/23	289,644
162,000		Everbridge, Inc.µ* 0.125%, 12/15/24	191,494
1,000,000		Guidewire Software, Inc.µ 1.250%, 03/15/25	1,055,015
113,000		II-VI, Inc.µ 0.250%, 09/01/22	111,623
136,000		Inphi Corp.µ* 0.750%, 04/15/25	143,872
2,500,000		j2 Global, Inc.µ 3.250%, 06/15/29	3,197,913
324,000		Lumentum Holdings, Inc.µ* 0.500%, 12/15/26	344,367
448,000		Microchip Technology, Inc. 1.625%, 02/15/27	564,787
77,000		Micron Technology, Inc. 2.125%, 02/15/33	337,577
186,000		New Relic, Inc. 0.500%, 05/01/23	168,848
1,500,000	EUR	Nexi S.p.A 1.750%, 04/24/27	1,659,522
326,000		Okta, Inc.µ* 0.125%, 09/01/25	345,053
93,000		ON Semiconductor Corp.µ 1.000%, 12/01/20	97,405

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT			VALUE
190,000		Palo Alto Networks, Inc.µ 0.750%, 07/01/23	$194,642
173,000		Pegasystems, Inc.µ* 0.750%, 03/01/25	166,167
81,000		Pluralsight, Inc. 0.375%, 03/01/24	69,127
165,000		Proofpoint, Inc.µ* 0.250%, 08/15/24	172,880
165,000		Q2 Holdings, Inc.µ* 0.750%, 06/01/26	176,918
173,000		Silicon Laboratories, Inc.µ 1.375%, 03/01/22	208,369
3,168,000		Slack Technologies, Inc.µ* 0.500%, 04/15/25	3,518,270
145,000	EUR	SOITEC 0.000%, 06/28/23	171,550
		Splunk, Inc.µ
1,690,000		1.125%, 09/15/25	1,989,510
1,500,000		0.500%, 09/15/23	1,719,818
5,170,000		Square, Inc.µ 0.500%, 05/15/23	5,797,043
200,000		STMicroelectronics, NVµ 0.000%, 07/03/22	262,011
93,000		Twilio, Inc.µ 0.250%, 06/01/23	153,897
190,000		Wix.com, Ltd.µ 0.000%, 07/01/23	218,629
385,000		Workday, Inc.µ 0.250%, 10/01/22	470,127
170,000		Workiva, Inc.* 1.125%, 08/15/26	136,669
1,894,000		Xero Investments, Ltd. 2.375%, 10/04/23	2,476,736
195,000		Zendesk, Inc.µ 0.250%, 03/15/23	265,090
			27,866,983

Materials (1.9%)
330,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	2,939,203
3,600,000	CHF	Sika, AG 3.750%, 01/30/22	4,524,028
10,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	97,456
			7,560,687

Real Estate (0.3%)
200,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	197,048
500,000	SGD	CapitaLand, Ltd. 1.950%, 10/17/23	337,329
400,000	EUR	Grand City Properties, SAµ 0.250%, 03/02/22	443,306

PRINCIPAL AMOUNT			VALUE
145,000		IH Merger Sub, LLCµ 3.500%, 01/15/22	$167,890
20,000,000	JPY	Relo Group, Inc. 0.000%, 03/22/21	182,234
			1,327,807
		Total Convertible Bonds (Cost $110,327,103)	106,119,208

Bank Loans (2.9%)¡
Communication Services (0.7%)
348,250		Clear Channel Outdoor Holdings, Inc.‡ 4.260%, 08/21/26 3 mo. LIBOR + 3.50%	304,283
223,875		CommScope, Inc.‡ 3.654%, 04/06/26 1 mo. LIBOR + 3.25%	212,322
149,251		CSC Holdings, LLC‡ 3.314%, 04/15/27 1 mo. LIBOR + 2.50%	143,428
347,321		Frontier Communications Corp.‡ 5.350%, 06/15/24 3 mo. LIBOR + 3.75%	339,538
264,338		iHeartCommunications, Inc.‡ 3.404%, 05/01/26 1 mo. LIBOR + 3.00%	238,564
631,800		Intelsat Jackson Holdings, SA 6.625%, 01/02/24	632,688
290,000		Intelsat Jackson Holdings, SA‡ 4.987%, 01/02/24 1 mo. LIBOR + 4.50%	288,067
195,000		Parexel International Corp.‡ 3.154%, 09/27/24 1 mo. LIBOR + 2.75%	179,678
324,188		Terrier Media Buyer, Inc.‡ 5.700%, 12/17/26 3 mo. LIBOR + 4.25%	303,075
			2,641,643

Consumer Discretionary (0.5%)
258,681		Michaels Stores, Inc.‡ 3.534%, 01/30/23 3 mo. LIBOR + 2.50%	214,931
874,442		PetSmart, Inc.‡ 5.000%, 03/11/22 3 mo. LIBOR + 4.00%	851,125
477,594		Staples, Inc.‡ 6.016%, 04/16/26 1 mo. LIBOR + 5.00%	384,064
633,375		Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	619,916
			2,070,036

Schedule of Investments April 30, 2020 (Unaudited)

20 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE

Energy (0.1%)
200,000		Epic Crude Services, LP‡ 6.620%, 03/02/26 3 mo. LIBOR + 5.00%	$123,600
354,571		McDermott Technology Americas, Inc.‡ 7.250%, 05/09/25 3 mo. PRIME + 4.00%	122,623
77,118		McDermott Technology Americas, Inc.‡ 10.647%, 10/21/20 3 mo. LIBOR + 9.00%	73,725
34,491		McDermott Technology Americas, Inc.‡ 10.370%, 10/21/20 3 mo. LIBOR + 9.00%	32,973
293,586		Par Pacific Holdings, Inc.‡ 7.969%, 01/12/26 3 mo. LIBOR + 6.75%	226,061
			578,982

Financials (0.2%)
370,000		Connect Finco Sarl‡ 5.500%, 12/11/26 1 mo. LIBOR + 4.50%	343,484
190,485		GLP Financing, LLC‡ 2.516%, 04/28/21 1 mo. LIBOR + 1.50%	186,675
558,497	EUR	Steenbok Lux Finco 2 Sarl‡ 0.000%, 12/31/21 6 mo. EURIBOR + 10.00%	94,865
			625,024

Health Care (0.7%)
712,145		Amneal Pharmaceuticals, LLC‡ 3.938%, 05/04/25 1 mo. LIBOR + 3.50%	642,785
212,500		Bausch Health Companies, Inc.‡ 3.468%, 11/27/25 1 mo. LIBOR + 2.75%	204,997
458,821		Endo International, PLC‡ 5.000%, 04/29/24 1 mo. LIBOR + 4.25%	420,825
444,378		Gentiva Health Services, Inc.‡ 3.688%, 07/02/25 1 mo. LIBOR + 3.25%	421,048
325,669		Mallinckrodt International Finance, SA‡ 4.200%, 09/24/24 3 mo. LIBOR + 2.75%	231,225
415,044		Ortho Clinical Diagnostics, SA‡ 4.266%, 06/30/25 1 mo. LIBOR + 3.25%	371,465
611,206		Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	453,949
			2,746,294

PRINCIPAL AMOUNT		VALUE

Industrials (0.5%)
496,250	Berry Global, Inc.‡ 2.829%, 07/01/26 1 mo. LIBOR + 2.00%	$475,661
133,313	BW Gas & Convenience Holdings, LLC‡ 6.880%, 11/18/24 1 mo. LIBOR + 6.25%	121,481
285,000	Dun & Bradstreet Corp.‡ 4.487%, 02/06/26 1 mo. LIBOR + 4.00%	268,043
208,950	Granite US Holdings Corp.‡ 6.322%, 09/30/26 3 mo. LIBOR + 5.25%	171,339
346,456	Navistar International Corp.‡ 4.220%, 11/06/24 1 mo. LIBOR + 3.50%	316,413
219,331	RegionalCare Hospital Partners Holdings, Inc.‡ 4.154%, 11/17/25 1 mo. LIBOR + 3.75%	204,221
428,906	Scientific Games International, Inc.‡ 3.522%, 08/14/24 6 mo. LIBOR + 2.75%	357,006
69,296	TransDigm, Inc.‡ 2.654%, 12/09/25 1 mo. LIBOR + 2.25%	60,959
		1,975,123

Information Technology (0.2%)
345,625	BMC Software Finance, Inc.‡ 4.654%, 10/02/25 1 mo. LIBOR + 4.25%	300,262
334,162	Camelot U.S. Acquisition 1 Company‡ 3.654%, 10/31/26 1 mo. LIBOR + 3.25%	321,631
341,139	VFH Parent, LLC‡ 3.864%, 03/01/26 1 mo. LIBOR + 3.00%	331,843
		953,736

Materials (0.0%)
200,000	Innophos, Inc.‡ 4.614%, 02/04/27 1 mo. LIBOR + 3.75%	191,000
	Total Bank Loans (Cost $13,309,232)	11,781,838

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (13.0%)
Consumer Staples (0.1%)
6,364	Energizer Holdings, Inc.µ 7.500%, 01/15/22	542,531

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 21

NUMBER OF SHARES		VALUE

Energy (0.2%)
	NuStar Energy, LP‡
16,785	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	$270,238
10,625	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	183,813
11,500	NuStar Logistics, LP‡ 7.953%, 01/15/43 3 mo. USD LIBOR + 6.73%	219,420
		673,471

Financials (3.1%)
5,000	2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	778,350
37,932	Assurant, Inc.µ 6.500%, 03/15/21	4,062,517
5,052	Bank of America Corp.‡‡ 7.250%	6,983,885
533	Wells Fargo & Company‡‡ 7.500%	745,582
		12,570,334

Health Care (1.7%)
5,813	Danaher Corp.µ 4.750%, 04/15/22	6,912,354

Industrials (1.4%)
10,000	Colfax Corp.µ 5.750%, 01/15/22	1,139,000
1,500	Fortive Corp.µ 5.000%, 07/01/21	1,244,670
40,433	Stanley Black & Decker, Inc.µ 5.250%, 11/15/22	3,214,828
		5,598,498

Information Technology (1.7%)
6,736	Broadcom, Inc.µ 8.000%, 09/30/22	6,853,476

Materials (0.3%)
22,059	International Flavors & Fragrances, Inc.µ 6.000%, 09/15/21	1,048,905

Real Estate (1.2%)
3,422	Crown Castle International Corp.µ 6.875%, 08/01/20	4,766,846

Utilities (3.3%)
50,341	American Electric Power Company, Inc.µ 6.125%, 03/15/22	2,557,323
20,000	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§ 7.000%, 09/01/21	676,800
3,250	DTE Energy Companyµ 6.250%, 11/01/22	135,850

NUMBER OF SHARES			VALUE
9,575		Essential Utilities, Inc.µ 6.000%, 04/30/22	$546,733
115,413		NextEra Energy, Inc.µ 4.872%, 09/01/22	5,532,899
		Sempra Energyµ
16,880		6.750%, 07/15/21	1,710,113
13,816		6.000%, 01/15/21	1,413,515
11,765		South Jersey Industries, Inc.µ 7.250%, 04/15/21	547,072
			13,120,305
		Total Convertible Preferred Stocks (Cost $53,687,770)	52,086,720

Common Stocks (74.9%)
Communication Services (11.0%)
5,105		Alphabet, Inc. - Class A#~	6,874,904
86,500		America Movil, SAB de CV - Class L	1,041,460
2,082		Cumulus Media, Inc. - Class A#	9,223
20,400	JPY	Nintendo Company, Ltd.	8,423,649
96,000	EUR	Orange, SA	1,166,307
143,200	HKD	Tencent Holdings, Ltd.	7,527,943
3,050		Tencent Holdings, Ltd.	160,491
51,675		Verizon Communications, Inc.	2,968,729
1,176,545	GBP	Vodafone Group, PLC	1,659,721
131,495		Walt Disney Company~	14,221,184
			44,053,611

Consumer Discretionary (8.0%)
36,396		Alibaba Group Holding, Ltd.#	7,376,377
67,725		Aptiv, PLC	4,710,274
146,200	GBP	Compass Group, PLC	2,460,167
79,625	EUR	Daimler, AG	2,723,413
100,000		Ford Motor Company~	509,000
6,800	KRW	Hyundai Motor Company	525,588
32,775		Lowe’s Companies, Inc.	3,433,181
32,210		Lululemon Athletica, Inc.#	7,198,291
214	EUR	LVMH Moet Hennessy Louis Vuitton, SE	82,731
8,600		McDonald’s Corp.	1,613,016
17,525		Newell Brands, Inc.~	243,247
9,000	EUR	Porsche Automobil Holding, SE	454,443
14,100		Royal Caribbean Cruises, Ltd.	659,457
			31,989,185

Consumer Staples (3.6%)
95,075		Coca-Cola Company	4,362,992
49,900	EUR	Danone, SA	3,477,882
10,430		Estee Lauder Companies, Inc. - Class A	1,839,852
27,250	CHF	Nestlé, SA	2,886,048
25,500		Philip Morris International, Inc.	1,902,300
			14,469,074

Schedule of Investments April 30, 2020 (Unaudited)

22 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Energy (6.1%)
790,950	GBP	BP, PLC	$3,116,670
19,150		Chevron Corp.~	1,761,800
40,000		ConocoPhillips	1,684,000
23,500		Devon Energy Corp.~	293,045
16,800		Energy Transfer, LP	141,120
20,110		Enterprise Products Partners, LP	353,132
62,500		Exxon Mobil Corp.~	2,904,375
3,975		GasLog, Ltd.	18,365
5,080		Magellan Midstream Partners, LP	208,940
45,000		Marathon Petroleum Corp.	1,443,600
95,025	EUR	Neste Oyj	3,355,857
24,000		Noble Corp., PLC#	6,192
213,850	INR	Reliance Industries, Ltd.	4,152,216
93,075	EUR	Royal Dutch Shell, PLC - Class A	1,555,695
82,300	GBP	Royal Dutch Shell, PLC - Class A	1,355,007
98,974		Schlumberger, Ltd.~	1,664,743
7,380		Targa Resources Corp.	95,645
10,682		Tidewater, Inc.#	61,528
14,361		Transocean, Ltd.#	18,382
4,287		Weatherford International, PLC#	19,291
2,500		Williams Companies, Inc.	48,425
			24,258,028

Financials (10.3%)
141,400		American International Group, Inc.~	3,595,802
327,200		Bank of America Corp.~	7,869,160
910,000	HKD	China Construction Bank Corp. - Class H	730,423
26,735		Goldman Sachs Group, Inc.~	4,903,734
358,400	INR	HDFC Bank, Ltd.	4,697,958
201,700		Itau Unibanco Holding, SA	849,157
54,450		JPMorgan Chase & Company~	5,214,132
126,282	GBP	M&G, PLC	209,354
611,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	6,222,782
102,900	CAD	Power Corp. of Canada	1,645,572
165,825	GBP	Prudential, PLC	2,339,361
100,725		Wells Fargo & Company	2,926,061
			41,203,496

Health Care (6.6%)
16,000		Abbott Laboratories	1,473,440
139,781		Alcon, Inc.#	7,381,835
27,434	EUR	Bayer, AG	1,804,316
1,885		Biogen, Inc.#	559,524
38,300	AUD	CSL, Ltd.	7,634,234
6,875		Intuitive Surgical, Inc.#	3,512,300
66,900		Novo Nordisk, A/S	4,236,777
			26,602,426

NUMBER OF SHARES			VALUE

Industrials (7.6%)
190,000	CHF	ABB, Ltd.	$3,606,631
2,095	EUR	Airbus, SE#	132,652
40,589	EUR	Alstom, SA	1,664,919
57,025	SEK	Atlas Copco, AB - Class A	1,965,336
13,825		Boeing Company	1,949,602
237,425	CAD	CAE, Inc.	3,923,111
28,000	JPY	FANUC Corp.	4,569,971
242,500		General Electric Company	1,649,000
44,300	JPY	Harmonic Drive Systems, Inc.	2,046,611
2,200		Lockheed Martin Corp.	855,932
59,200	JPY	Nidec Corp.	3,446,272
25,000	EUR	Schneider Electric, SE	2,310,308
5,500		Union Pacific Corp.	878,845
18,500	EUR	Vinci, SA	1,515,556
1,302		Wabtec Corp.	73,459
			30,588,205

Information Technology (14.7%)
40,300		Advanced Micro Devices, Inc.#	2,111,317
5,475	EUR	Adyen, NV*#	5,406,999
13,250		Apple, Inc.	3,892,850
21,840		ASML Holding, NV	6,299,311
60,000	JPY	Canon, Inc.	1,262,108
15,900		Coupa Software, Inc.#	2,799,831
15,300	JPY	Keyence Corp.	5,462,284
39,500		Micron Technology, Inc.#	1,891,655
46,605		Microsoft Corp.~	8,352,082
580,000	EUR	Nokia Corp.	2,090,863
4,800		NVIDIA Corp.	1,402,944
11,375		Salesforce.com, Inc.#	1,842,181
58,950	KRW	Samsung Electronics Company, Ltd.	2,423,878
5,463	EUR	SAP, SE	650,683
163,525		Taiwan Semiconductor Manufacturing Company, Ltd.~	8,688,083
24,425		Visa, Inc. - Class A~	4,365,236
			58,942,305

Materials (5.3%)
154,000	CAD	Barrick Gold Corp.	3,964,094
85,200	EUR	CRH, PLC	2,584,848
234,650		Freeport-McMoRan, Inc.	2,071,959
14,875		Linde, PLC	2,736,851
160,000	AUD	Newcrest Mining, Ltd.	2,754,443
30,000	GBP	Rio Tinto, PLC	1,392,558
1,081,000	TWD	Taiwan Cement Corp.#	1,559,640
918,300	CAD	Yamana Gold, Inc.	4,327,776
			21,392,169

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 23

NUMBER OF SHARES			VALUE

Real Estate (0.4%)
444,000	HKD	China Overseas Land & Investment, Ltd.	$1,640,112

Utilities (1.3%)
45,801	EUR	Engie, SA#	496,891
10,500		Exelon Corp.	389,340
29,000	EUR	RWE, AG	834,263
229,100	GBP	SSE, PLC	3,593,518
			5,314,012
		Total Common Stocks (Cost $437,795,563)	300,452,623

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (1.3%) #
Communication Services (0.2%)
248 5,076,808	Facebook, Inc. Call, 06/18/21, Strike $200.00	809,720

Consumer Discretionary (0.6%)
30 608,010	Alibaba Group Holding, Ltd. Call, 06/19/20, Strike $210.00	22,800
51 12,617,400	Amazon.com, Inc. Call, 01/21/22, Strike $2,500.00	2,247,825
2 296,114	Booking Holdings, Inc. Call, 06/19/20, Strike $1,880.00	485
		2,271,110

Health Care (0.0%)
180 444,780	Elanco Animal Health, Inc. Call, 07/17/20, Strike $33.00	2,250

Information Technology (0.2%)
76 2,671,704	ServiceNow, Inc. Call, 01/21/22, Strike $350.00	608,000

Other (0.3%)
	SPDR S&P 500 ETF Trust
2,482 72,097,136	Put, 05/22/20, Strike $270.00	858,772
975 28,321,800	Call, 05/15/20, Strike $325.00	6,338
555 16,121,640	Put, 05/22/20, Strike $290.00	462,592
		1,327,702
	Total Purchased Options (Cost $6,233,282)	5,018,782

NUMBER OF SHARES		VALUE
Short Term Investments (2.8%)
5,648,173	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	$5,653,257
5,651,040	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	5,651,040
	Total Short Term Investments (Cost $11,303,601)	11,304,297
	TOTAL INVESTMENTS (142.2%) (Cost $730,525,798)	570,244,841

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-16.2%)		(65,000,000)

LIABILITIES, LESS OTHER ASSETS (-26.0%)		(104,100,095)

NET ASSETS (100.0%)		$401,144,746

Common Stocks Sold Short (-5.7%) #
Communication Services (-0.2%)
(23,074)	New York Times Company - Class A	(750,366)

Consumer Discretionary (-1.7%)
(8,570)	Tesla, Inc.	(6,700,712)

Consumer Staples (-0.1%)
(10,826)	Energizer Holdings, Inc.	(421,781)

Financials (-0.6%)
(17,607)	Assurant, Inc.	(1,870,568)
(34,000)	Equitable Holdings, Inc.	(622,880)
		(2,493,448)

Industrials (-0.5%)
(39,320)	Colfax Corp.	(1,014,063)
(14,500)	Fortive Corp.	(928,000)
		(1,942,063)

Information Technology (-1.1%)
(4,250)	Guidewire Software, Inc.	(386,070)
(29,500)	j2 Global, Inc.	(2,378,880)
(13,300)	Splunk, Inc.	(1,866,788)
		(4,631,738)

Materials (-0.2%)
(6,452)	International Flavors & Fragrances, Inc.	(845,405)

Real Estate (-0.3%)
(8,681)	Crown Castle International Corp.	(1,384,012)

Utilities (-1.0%)
(28,700)	CenterPoint Energy, Inc.	(488,761)
(6,614)	Essential Utilities, Inc.	(276,399)
(3,030)	NextEra Energy, Inc.	(700,294)
(16,032)	Sempra Energy	(1,985,563)

Schedule of Investments April 30, 2020 (Unaudited)

24 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
(15,294)	South Jersey Industries, Inc.	$ (437,255)
		(3,888,272)
	Total Common Stocks Sold Short (Proceeds $18,883,950)	(23,057,797)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.2%) #
104 1,834,560	Estee Lauder Companies, Inc. Call, 07/17/20, Strike $200.00	(28,080)
255 1,902,300	Philip Morris International, Inc. Call, 09/18/20, Strike $90.00	(32,768)
		(60,848)

Financials (0.0%)
132 2,421,144	Goldman Sachs Group, Inc. Call, 01/15/21, Strike $255.00	(43,428)

Health Care (0.0%)
68 3,473,984	Intuitive Surgical, Inc. Call, 07/17/20, Strike $590.00	(59,840)

Information Technology (0.0%)
54 640,116	SAP, SE Call, 12/18/20, Strike $140.00	(22,680)

Materials (-0.1%)
2,346 2,071,518	Freeport-McMoRan, Inc. Call, 11/20/20, Strike $13.00	(138,414)
9,183 4,297,644	Yamana Gold, Inc. Call, 07/17/20, Strike $8.00	(36,732)
		(175,146)

Other (-0.1%)
2,482 72,097,136	SPDR S&P 500 ETF Trust Put, 05/22/20, Strike $245.00	(266,815)
	Total WRITTEN OPTIONS (Premium $1,634,466)	(628,757)

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $151,610,465 (see Note 7 - Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2020

& Illiquid security.

‡‡Perpetual maturity.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $27,467,164.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***The rate disclosed is the 7 day net yield as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

CADCanadian Dollar

CHFSwiss Franc

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

SEKSwedish Krona

SGDSingapore Dollar

TWDNew Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2020

	Value	% of Total Investments
US Dollar	$392,081,822	71.7%
European Monetary Unit	37,228,335	6.8%
Japanese Yen	29,100,536	5.3%
Canadian Dollar	18,525,378	3.4%
Hong Kong Dollar	16,428,531	3.0%
British Pound Sterling	16,126,356	3.0%
Swiss Franc	11,016,707	2.0%
Australian Dollar	10,388,677	1.9%
Indian Rupee	8,850,174	1.6%
South Korean Won	2,949,466	0.5%
Swedish Krona	1,965,336	0.4%
New Taiwan Dollar	1,559,640	0.3%
Singapore Dollar	337,329	0.1%
Total Investments Net of Common Stocks Sold Short and Written Options	$546,558,287	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 25

Statement of Assets and Liabilities April 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $730,525,798)	$570,244,841
Cash with custodian (interest bearing)	80,077
Restricted cash for short positions (interest bearing)	22,030,649
Restricted foreign currency for short positions (cost $3)	3
Foreign currency (cost $48,276)	48,341
Receivables:
Accrued interest and dividends	3,430,256
Investments sold	3,942,145
Prepaid expenses	264,589
Other assets	65,833
Total assets	600,106,734

LIABILITIES
Securities sold short, at value (proceeds $18,883,950)	23,057,797
Options written, at value (premium $1,634,466)	628,757
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,600,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $437,381) (Note 8)	64,562,619
Payables:
Notes payable	104,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	208,621
Investments purchased	4,770,011
Affiliates:
Investment advisory fees	442,056
Deferred compensation to trustees	65,900
Trustees’ fees and officer compensation	5,189
Other accounts payable and accrued liabilities	721,038
Total liabilities	198,961,988
NET ASSETS	$401,144,746

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,346,585 shares issued and outstanding	$574,432,490
Undistributed net investment income (loss)	(7,406,369)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(2,432,434)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(163,448,941)*
NET ASSETS	$401,144,746
Net asset value per common shares based upon 59,346,585 shares issued and outstanding	$6.76

*Net of deferred foreign capital gains tax of $109,911.

Statement of Operations

Statement of Operations Six Months Ended April 30, 2020 (Unaudited)

26 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$6,352,215
Dividends	4,953,846
Foreign Taxes Withheld	(183,216)
Total investment income	11,122,845

EXPENSES
Investment advisory fees	3,361,080
Interest expense on Notes Payable (Note 7)	1,998,484
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	1,354,490
Dividend or interest expense on short positions	164,468
Printing and mailing fees	40,638
Accounting fees	32,216
Fund administration fees	29,720
Custodian fees	28,647
Legal fees	28,527
Trustees’ fees and officer compensation	21,831
Audit fees	18,305
Transfer agent fees	15,953
Registration fees	7,526
Other	89,705
Total expenses	7,191,590
NET INVESTMENT INCOME (LOSS)	3,931,255

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	9,312,003
Purchased options	5,891,529
Foreign currency transactions	210,178
Forward foreign currency contracts	281
Written options	(4,715,084)
Short positions	(3,695,047)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(56,251,968	)(a)
Purchased options	2,023,680
Foreign currency translations	5,607
Written options	1,139,256
Short positions	(687,554)
NET GAIN (LOSS)	(46,767,119)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,835,864)

(a)Net of change of $109,911 in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 27

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$3,931,255	$9,949,469
Net realized gain (loss)	7,003,860	15,056,333
Change in unrealized appreciation/(depreciation)	(53,770,979)	20,038,907
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(42,835,864)	45,044,709

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(24,910,864)	(49,718,840)
Net decrease in net assets from distributions to common shareholders	(24,910,864)	(49,718,840)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	705,785	906,818
Net increase (decrease) in net assets from capital stock transactions	705,785	906,818
TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,040,943)	(3,767,313)

NET ASSETS
Beginning of period	$468,185,689	$471,953,002
End of period	$401,144,746	$468,185,689

28 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(42,835,864)	$45,044,709
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(445,623,112)	(544,027,990)
Net proceeds from disposition of short term investments	(5,413,667)	18,637,863
Purchases of securities to cover securities sold short	(16,385,250)	(16,952,765)
Proceeds paid on closing written options	(10,119,882)	(1,028,917)
Proceeds from disposition of investment securities, including purchased options	545,432,105	598,673,757
Proceeds from securities sold short	7,839,924	14,289,184
Premiums received from written options	6,362,177	3,365,995
Amortization and accretion of fixed-income securities	(1,398,634)	(3,909,899)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	67,411	168,649
Net realized gains/losses from investments, excluding purchased options	(9,321,555)	(20,656,714)
Net realized gains/losses from purchased options	(5,891,529)	4,674,126
Net realized gains/losses from short positions	3,695,047	2,465,022
Net realized gains/losses from written options	4,715,084	(1,680,465)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	56,251,968	(23,319,860)
Change in unrealized appreciation or depreciation on capital gains tax	109,911	(109,911)
Change in unrealized appreciation or depreciation on purchased options	(2,023,680)	996,698
Change in unrealized appreciation or depreciation on short positions	687,554	2,167,418
Change in unrealized appreciation or depreciation on written options	(1,139,256)	135,713
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	295,372	342,247
Prepaid expenses	(5,832)	41,218
Other assets	26,692	16,565
Increase/(decrease) in liabilities:
Payables to affiliates	(173,696)	(79,257)
Other accounts payable and accrued liabilities	65,799	89,944
Net cash provided by/(used in) operating activities	$85,217,087	$79,343,330

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,205,079)	(48,812,022)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(7,071)	13,915
Offering costs on Mandatory Redeemable Preferred Shares	(14,653)	(65,582)
Net increase/(decrease) in due to custodian bank	(772,176)	772,176
Repayment of note payable	(70,000,000)	(29,500,000)
Net cash provided by/(used in) financing activities	$(94,998,979)	$(77,591,513)
Net increase/(decrease) in cash and foreign currency*	$(9,781,892)	$1,751,817
Cash and foreign currency and restricted cash at beginning of period	$31,940,962	$30,189,145
Cash and foreign currency at end of period	$22,159,070	$31,940,962
Supplemental disclosure
Cash paid for interest on Notes Payable	$1,835,986	$5,195,935
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$1,361,561	$2,756,948
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$705,785	$906,818

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	128,421	4,719,900
Restricted cash for short positions	22,030,649	27,221,062
Total cash and restricted cash at period end	$22,159,070	$31,940,962

*Includes net change in unrealized appreciation or depreciation on foreign currency of $61.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, FASB issued ASU No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The ASU shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted this ASU as of November 1, 2019, with no material impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked

30   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $65,900 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2020. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$671,455	$419,571,607
Proceeds from sales	14,557,442	494,081,063

The cost basis of investments for federal income tax purposes at April 30, 2020 was as follows*:

Cost basis of investments	$710,007,382
Gross unrealized appreciation	19,390,773
Gross unrealized depreciation	(182,839,868)
Net unrealized appreciation (depreciation)	$(163,449,095)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

32   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2020 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2019 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2019
Distributions paid from:
Ordinary income	$19,294,423
Long-term capital gains	8,169,015
Return of capital	24,857,617

As of October 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(105,452,779)
Total accumulated earnings/(losses)	(105,452,779)
Other	(88,237)
Paid-in-capital	573,726,705
Net assets applicable to common shareholders	$468,185,689

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2020.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

34   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2020, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2020, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$5,018,782	$—
Written options(2)	—	628,757
	$5,018,782	$628,757

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the period ended April 30, 2020, the volume of derivative activity for the Fund is reflected below:*

Volume
Forward contracts	2,419,967
Purchased options	24,733
Written options	22,976

*Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2020, the average borrowings under the Agreement were $158.0 million. For the period ended April 30, 2020, the average interest rate was 1.92%. As of April 30, 2020, the amount of total outstanding borrowings was $104.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2020 was 0.68%.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund, and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2020 there were no securities on loan. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,600,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2020.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	880	$25	$22,000,000
				Total	$65,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

36   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,346,585 shares outstanding at April 30, 2020. Transactions in common shares were as follows:

	SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019
Beginning shares	59,261,624	59,149,167
Shares issued through reinvestment of distributions	84,961	112,457
Ending shares	59,346,585	59,261,624

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$83,481,373	$—	$83,481,373
Convertible Bonds	—	106,119,208	—	106,119,208
Bank Loans	—	11,781,838	—	11,781,838
Convertible Preferred Stocks	51,308,370	778,350	—	52,086,720
Common Stocks U.S.	164,618,961	—	—	164,618,961
Common Stocks Foreign	19,764,443	116,069,219	—	135,833,662
Purchased options	5,018,782	—	—	5,018,782
Short Term Investments	11,304,297	—	—	11,304,297
Total	$252,014,853	$318,229,988	$—	$570,244,841
Liabilities:
Common Stocks Sold Short U.S.	$23,057,797	$—	$—	$23,057,797
Written options	628,757	—	—	628,757
Total	$23,686,554	$—	$—	$23,686,554

38   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$7.90	$7.98	$9.21	$8.16	$8.92	$9.86
Income from investment operations:
Net investment income (loss)*	0.07	0.17	0.18	0.22	0.28	0.28
Net realized and unrealized gain (loss)	(0.79)	0.59	(0.57)	1.67	(0.20)	(0.38)
Total from investment operations	(0.72)	0.76	(0.39)	1.89	0.08	(0.10)
Less distributions to common shareholders from:
Net investment income	(0.25)	(0.28)	(0.84)	(0.76)	(0.46)	(0.72)
Net realized gains	(0.17)	(0.14)	—	(0.08)	—	—
Return of capital	—	(0.42)	—	—	(0.38)	(0.12)
Total distributions	(0.42)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Premiums from shares sold in at the market offerings	—	—	—	—	—	—
Net asset value, end of period	$6.76	$7.90	$7.98	$9.21	$8.16	$8.92
Market value, end of period	$6.52	$8.13	$7.59	$9.13	$7.16	$7.68
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(9.05)%	10.29%	(4.85)%	25.23%	2.98%	(0.15)%
Market value	(14.76)%	19.34%	(8.71)%	41.48%	4.95%	(5.92)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.19% (c)	3.41%	2.97%	2.23%	2.06%	1.89%
Net investment income (loss)	1.75% (c)	2.12%	1.95%	2.58%	3.42%	2.97%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$401,145	$468,186	$471,953	$543,275	$481,513	$526,508
Portfolio turnover rate	63%	78%	93%	99%	29%	45%
Average commission rate paid	$0.0680	$0.0279	$0.0199	$0.0295	$0.0289	$0.0244
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$65,000	$65,000	$65,000	$65,000	$—	$—
Notes Payable (000’s omitted)	$104,500	$174,500	$204,000	$160,000	$196,000	$224,400
Asset coverage per $1,000 of loan outstanding(d)	$5,461	$4,056	$3,632	$4,802	$3,457	$3,346
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$219	$272	$285	$295	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.63%, 1.65%, 1.60%, 1.53%, 1.54% and 1.53%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Dynamic Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2020, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2019, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2019, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 19, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

40   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   41

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

Automatic Dividend Reinvestment Plan

42   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

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detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHWSAN 3083 2020

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 29, 2020

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 29, 2020

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 29, 2020